Exhibit d a iv under Form N-1A
Exhibit 3(i) under Item 601/Reg. S-K

Federated Core Trust

Amendment No. 5
to the Declaration of Trust
dated August 21, 1996

This Declaration of Trust is amended as follows:

Strike Section 5 of Article III and replace it with the following:

Section 5.  Establishment and Designation of Series.  Without limiting the authority of the Trustees set forth in Article XIII, Section 7, inter alia, to establish and designate any additional Series or to modify the rights and preferences of any existing Series, the Series shall be, and are established and designated as,

High-Yield Bond Portfolio
Federated Mortgage Core Portfolio
Federated Inflation-Protected Securities Core Fund

The undersigned hereby certify that the above Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of November, 2007.

WITNESS the due execution hereof this 15th day of November, 2007, effective December 19, 2007.

/s/ John F. Donahue                                                      /s/ Peter E. Madden
John F. Donahue                                                                Peter E. Madden

/s/ Thomas G. Bigley                                                      /s/ Charles F. Mansfield, Jr.
Thomas G. Bigley                                                                Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.                                                      /s/ John E. Murray, Jr.
John T. Conroy, Jr.                                                                John E. Murray, Jr.

/s/ Nicholas P. Constantakis                                                      /s/ Thomas M. O’Neill
Nicholas P. Constantakis                                                                Thomas M. O’Neill

/s/ John F. Cunningham                                                      /s/ Marjorie P. Smuts
John F. Cunningham                                                                Marjorie P. Smuts

/s/ J. Christopher Donahue                                                      /s/ John S. Walsh
J. Christopher Donahue                                                                John S. Walsh

/s/ Lawrence D. Ellis, M.D.                                                      /s/ James F. Will
Lawrence D. Ellis, M.D.                                                                James F. Will

Federated Core Trust

Amendment No. 6
to the Declaration of Trust
dated August 21, 1996

This Declaration of Trust is amended as follows:

Strike Section 5 of Article III and replace it with the following:

Section 5.  Establishment and Designation of Series.  Without limiting the authority of the Trustees set forth in Article XIII, Section 7, inter alia, to establish and designate any additional Series or to modify the rights and preferences of any existing Series, the Series shall be, and are established and designated as,

High-Yield Bond Portfolio
Federated Mortgage Core Portfolio
Federated Inflation-Protected Securities Core Fund
Federated Enhanced Duration Active Cash Core Fund

The undersigned hereby certify that the above Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of May, 2008.

WITNESS the due execution hereof this 16th day of May, 2008.

/s/ John F. Donahue                                                      /s/ J. Christopher Donahue
John F. Donahue                                                                J. Christopher Donahue

/s/ Thomas G. Bigley                                                      /s/ John E. Murray, Jr.
Thomas G. Bigley                                                                John E. Murray, Jr.

/s/ John T. Conroy, Jr.                                                      /s/ R. James Nicholson
John T. Conroy, Jr.                                                                R. James Nicholson

/s/ Nicholas P. Constantakis                                                      /s/ Thomas M. O’Neill
Nicholas P. Constantakis                                                                Thomas M. O’Neill

/s/ John F. Cunningham                                                      /s/ Marjorie P. Smuts
John F. Cunningham                                                                Marjorie P. Smuts

/s/ Peter E. Madden                                                      /s/ John S. Walsh
Peter E. Madden                                                                John S. Walsh

/s/ Charles F. Mansfield, Jr.                                                      /s/ James F. Will
Charles F. Mansfield, Jr.                                                                James F. Will